AXP(R)
                                                                       Discovery
                                                                            Fund

                                                          2002 SEMIANNUAL REPORT

AMERICAN
   EXPRESS
FUNDS

(Icon of) ruler

AXP Discovery Fund seeks
to provide shareholders with
long-term growth of capital.



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Your Piece of
the Future

Glance through current business magazines and newspaper articles on the fastest-growing companies in America and you'll find many of the stocks that AXP Discovery Fund owns. The Fund seeks small- to medium-sized firms at the forefront of rapidly growing markets or industries. From high-tech companies in computer networking or biotechnology to firms that have found new ways to make, manage or market traditional products and services, these are the companies that are creating jobs and reshaping U.S. industry today.

CONTENTS
From the Chairman                        3
Portfolio Managers' Q & A                3
Fund Facts                               5
The 10 Largest Holdings                  6
Financial Statements                     7
Notes to Financial Statements           10
Investments in Securities               17

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2   AXP DISCOVERY Fund -- SEMIANNUAL REPORT


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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Jake Hurwitz
Jake Hurwitz
Portfolio manager

Portfolio Managers' Q & A

Q: How did the Fund perform for the six-month period ended January 31, 2002?
A: The period opened amid a bear market and ended with a rebound and signs that the U.S. economy was stabilizing. Against this backdrop of volatility and uncertainty, AXP Discovery Fund lost 3.29% during the six-month period (Class A shares excluding sales charges). Its competitive benchmark, the Lipper Small-Cap Core Funds Index, returned 1.67% for the same period, while the Fund's broad-based market measure, the Russell 2000(R) Index, was virtually flat, rising 0.35% over the six months.

Q: What factors in the market affected the Fund during the six-month period?
A: Economic data suggesting that the United States was slipping into a recession in addition to negative earnings announcements drove U.S. equity markets sharply lower in August and September 2001. The market decline culminated following the tragic events of September 11,

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(picture of) Kent A. Kelley
Kent A. Kelley
Portfolio manager

with the broad market indexes bottoming on September 21. Fueled by additional short-term interest rate cuts by the Federal Reserve Board and growing investor optimism that the economy would recover in 2002, the markets rallied in the fourth quarter of 2001. Within the small-cap segment of the market, economically-sensitive sectors such as consumer cyclicals and technology were the strongest performers during this rally. Our specialty retail, auto parts, and homebuilder holdings posted strong gains due to expectations of continued consumer spending in a recovering economy. In addition, micro-cap stocks (companies with market capitalizations under $300 million) performed extraordinarily well. Simultaneously, we saw a rotation out of defensive sectors such as health care, consumer staples, and utilities stocks. Overall, our structure of broad diversification across economic sectors mitigated the high volatility and frequent changes in sector leadership that characterized the market during this period.

Q: What significant changes did you make to the Fund during this period?
A: In response to the weakness of the economy, we positioned the Fund defensively at the beginning of this period by adding to our holdings in less economically-sensitive sectors such as health care services and energy. As economic data improved and we became more confident that the economy would rebound in 2002, we shifted the portfolio toward a more aggressive position. We added to our holdings in the technology and consumer cyclical sectors and increased our investments in micro-cap stocks. Throughout this six-month period, we adhered to our strategy of conservative growth investing and avoided outsized positions in any single industry or sector.

Q: What is your outlook for the period ahead?
A: We believe that the outlook for small-cap stocks remains favorable. We expect a moderate economic recovery with gradual improvement in corporate profits during 2002. Historically, small-cap stocks have outperformed large-cap stocks in the early stages of economic recoveries because they tend to be more economically sensitive and, therefore, benefit from expectations for an improving domestic economy. In addition, smaller stocks remain favorably priced relative to large-cap stocks, which reinforces our confidence in a positive outlook for the portfolio. We believe the Fund is well positioned to take advantage of these opportunities.

Jake Hurwitz

Kent A. Kelley

Note to shareholders: The Fund Board has determined that, on or about March 8, 2002, AXP Discovery Fund will be closed to new investors. Current shareholders as of the closing date may continue to hold shares and make investments in the Fund.

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4   AXP DISCOVERY Fund -- SEMIANNUAL REPORT


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Fund Facts
Class A -- 6-month performance

(All figures per share)
Net asset value (NAV)

Jan. 31, 2002                                                     $6.46
July 31, 2001                                                     $6.68
Decrease                                                          $0.22

Distributions -- Aug. 1, 2001 - Jan. 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                    -3.29%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2002                                                     $6.01
July 31, 2001                                                     $6.24
Decrease                                                          $0.23

Distributions -- Aug. 1, 2001 - Jan. 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                    -3.69%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2002                                                     $6.00
July 31, 2001                                                     $6.23
Decrease                                                          $0.23

Distributions -- Aug. 1, 2001 - Jan. 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                    -3.69%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2002                                                     $6.51
July 31, 2001                                                     $6.74
Decrease                                                          $0.23

Distributions -- Aug. 1, 2001 - Jan. 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                    -3.41%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP DISCOVERY Fund -- SEMIANNUAL REPORT


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The 10 Largest Holdings

                                           Percent                Value

                                       (of net assets)    (as of Jan. 31, 2002)

IKON Office Solutions                          0.9%           $2,094,369
Harman Intl Inds                               0.8             1,964,823
Mid Atlantic Medical Services                  0.8             1,803,600
Varian Medical Systems                         0.7             1,663,468
Varian                                         0.7             1,640,320
STERIS                                         0.7             1,637,600
Dal-Tile Intl                                  0.7             1,596,444
Commonwealth Telephone Enterprises             0.7             1,587,622
Topps                                          0.6             1,539,120
PNM Resources                                  0.6             1,512,560

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 7.2% of net assets

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6   AXP DISCOVERY Fund -- SEMIANNUAL REPORT


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


Financial Statements

Statement of assets and liabilities

AXP Discovery Fund, Inc.

Jan. 31, 2002 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $245,971,667)                                                                      $242,412,384
Cash in bank on demand deposit                                                                               90,560
Dividends and accrued interest receivable                                                                    37,356
Receivable for investment securities sold                                                                 4,454,457
                                                                                                          ---------
Total assets                                                                                            246,994,757
                                                                                                        -----------

Liabilities
Payable for investment securities purchased                                                               5,591,370
Payable upon return of securities loaned (Note 5)                                                         4,385,000
Accrued investment management services fee                                                                    4,048
Accrued distribution fee                                                                                      2,282
Accrued service fee                                                                                               3
Accrued transfer agency fee                                                                                   1,337
Accrued administrative services fee                                                                             380
Other accrued expenses                                                                                       79,231
                                                                                                             ------
Total liabilities                                                                                        10,063,651
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $236,931,106
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    371,080
Additional paid-in capital                                                                              331,506,897
Net operating loss                                                                                       (1,024,284)
Accumulated net realized gain (loss) (Note 6)                                                           (90,363,304)
Unrealized appreciation (depreciation) on investments                                                    (3,559,283)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $236,931,106
                                                                                                        ============
Net assets applicable to outstanding shares:                  Class A                                  $200,662,046
                                                              Class B                                  $ 35,125,210
                                                              Class C                                  $     18,765
                                                              Class Y                                  $  1,125,085
Net asset value per share of outstanding capital stock:       Class A shares         31,082,879        $       6.46
                                                              Class B shares          5,849,301        $       6.01
                                                              Class C shares              3,130        $       6.00
                                                              Class Y shares            172,711        $       6.51
                                                                                        -------        ------------
* Including securities on loan, at value (Note 5)                                                      $  4,319,090
                                                                                                       ============

See accompanying notes to financial statements.

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


Statement of operations

AXP Discovery Fund, Inc.

Six months ended Jan. 31, 2002 (Unaudited)

Investment income
Income:
Dividends                                                                                              $    391,489
Interest                                                                                                    175,747
   Less foreign taxes withheld                                                                               (1,139)
                                                                                                             ------
Total income                                                                                                566,097
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          597,315
Distribution fee
   Class A                                                                                                  261,606
   Class B                                                                                                  185,900
   Class C                                                                                                       66
Transfer agency fee                                                                                         305,155
Incremental transfer agency fee
   Class A                                                                                                   28,551
   Class B                                                                                                   10,649
   Class C                                                                                                       11
Service fee -- Class Y                                                                                          607
Administrative services fees and expenses                                                                    75,256
Compensation of board members                                                                                 5,518
Custodian fees                                                                                               38,262
Printing and postage                                                                                         42,733
Registration fees                                                                                            24,017
Audit fees                                                                                                   13,125
Other                                                                                                        10,150
                                                                                                             ------
Total expenses                                                                                            1,598,921
   Earnings credits on cash balances (Note 2)                                                                (8,540)
                                                                                                             ------
Total net expenses                                                                                        1,590,381
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,024,284)
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                              (13,364,278)
Net change in unrealized appreciation (depreciation) on investments                                       3,584,478
                                                                                                          ---------
Net gain (loss) on investments                                                                           (9,779,800)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $(10,804,084)
                                                                                                       ============

See accompanying notes to financial statements.

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


Statements of changes in net assets

AXP Discovery Fund, Inc.

                                                                            Jan. 31, 2002          July 31, 2001
                                                                          Six months ended          Year ended
                                                                             (Unaudited)

Operations and distributions
Investment income (loss) -- net                                             $ (1,024,284)         $  (1,223,609)
Net realized gain (loss) on investments                                      (13,364,278)           (69,234,685)
Net change in unrealized appreciation (depreciation) on investments            3,584,478             15,196,264
                                                                               ---------             ----------
Net increase (decrease) in net assets resulting from operations              (10,804,084)           (55,262,030)
                                                                             -----------            -----------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                          --            (70,855,837)
     Class B                                                                          --            (14,181,542)
     Class C                                                                          --                 (1,243)
     Class Y                                                                          --             (1,550,700)
                                                                                    ----             ----------
Total distributions                                                                   --            (86,589,322)
                                                                                    ----            -----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                    33,279,135             48,800,754
   Class B shares                                                                634,590              2,791,407
   Class C shares                                                                  9,869                 10,561
   Class Y shares                                                                320,795                807,608
Reinvestment of distributions at net asset value
   Class A shares                                                                     --             69,704,251
   Class B shares                                                                     --             14,011,930
   Class C shares                                                                     --                  1,243
   Class Y shares                                                                     --              1,550,700
Payments for redemptions
   Class A shares                                                            (62,307,956)          (179,360,257)
   Class B shares (Note 2)                                                    (6,768,755)           (32,849,898)
   Class C shares (Note 2)                                                            --                 (2,690)
   Class Y shares                                                               (463,721)            (6,860,266)
                                                                                --------             ----------
Increase (decrease) in net assets from capital share transactions            (35,296,043)           (81,394,657)
                                                                             -----------            -----------
Total increase (decrease) in net assets                                      (46,100,127)          (223,246,009)
Net assets at beginning of period                                            283,031,233            506,277,242
                                                                             -----------            -----------
Net assets at end of period                                                 $236,931,106          $ 283,031,233
                                                                            ============          =============

See accompanying notes to financial statements.

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Notes to Financial Statements

AXP Discovery Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks of small-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

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Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales
The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which

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the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $194,690 for the six months ended Jan. 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

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Under a separate Transfer Agency Agreement, American Express Client Service
Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $59,999 for Class A and $19,145 for Class B for the six months ended Jan. 31, 2002.

During the six months ended Jan. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $8,540 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $93,346,653 and $127,528,928, respectively, for the six months ended Jan. 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $2,262 for the six months ended Jan. 31, 2002.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                   Six months ended Jan. 31, 2002
                                             Class A      Class B   Class C     Class Y
Sold                                       5,407,823     110,965     1,748       50,443
Issued for reinvested distributions               --          --        --           --
Redeemed                                 (10,048,697) (1,176,589)       --      (70,477)
                                         -----------  ----------     -----      -------
Net increase (decrease)                   (4,640,874) (1,065,624)    1,748      (20,034)
                                          ----------  ----------     -----      -------

                                                      Year ended July 31, 2001
                                             Class A      Class B   Class C     Class Y
Sold                                       6,246,349     352,261     1,455       91,573
Issued for reinvested distributions       10,388,092   2,227,652       197      229,733
Redeemed                                 (21,347,816) (4,036,946)     (456)    (890,301)
                                         -----------  ----------      ----     --------
Net increase (decrease)                   (4,713,375) (1,457,033)    1,196     (568,995)
                                          ----------  ----------     -----     --------

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5. LENDING OF PORTFOLIO SECURITIES
As of Jan. 31, 2002, securities valued at $4,319,090 were on loan to brokers. For collateral, the Fund received $4,385,000 in cash. Income from securities lending amounted to $27,426 for the six months ended Jan. 31, 2002. The risk to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $70,931,795 as of July 31, 2001, that will expire in 2009 through 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2002.

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14   AXP DISCOVERY Fund -- SEMIANNUAL REPORT



8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended July 31,                                       2002(f)      2001         2000         1999         1998

Net asset value, beginning of period                              $6.68       $10.29       $11.04       $11.18       $13.02

Income from investment operations:

Net investment income (loss)                                         --         (.02)        (.05)        (.06)        (.04)

Net gains (losses) (both realized and unrealized)                  (.22)       (1.40)        (.42)         .63         (.24)

Total from investment operations                                   (.22)       (1.42)        (.47)         .57         (.28)

Less distributions:

Distributions from realized gains                                    --        (2.19)        (.28)        (.71)       (1.56)

Net asset value, end of period                                    $6.46       $ 6.68       $10.29       $11.04       $11.18

Ratios/supplemental data

Net assets, end of period (in millions)                            $201         $239         $416         $758         $864

Ratio of expenses to average daily net assets(c)                  1.17%(d)     1.06%        1.03%        1.05%        1.03%

Ratio of net investment income (loss)
     to average daily net assets                                  (.71%)(d)    (.21%)       (.31%)       (.54%)       (.30%)

Portfolio turnover rate (excluding short-term securities)           40%         115%         243%         188%         145%

Total return(e)                                                  (3.29%)     (13.88%)      (4.19%)       5.45%       (2.42%)

Class B

Per share income and capital changes(a)

Fiscal period ended July 31,                                       2002(f)      2001         2000         1999         1998

Net asset value, beginning of period                              $6.24       $ 9.84       $10.65       $10.90       $12.82

Income from investment operations:

Net investment income (loss)                                         --         (.08)        (.13)        (.14)        (.11)

Net gains (losses) (both realized and unrealized)                  (.23)       (1.33)        (.40)         .60         (.25)

Total from investment operations                                   (.23)       (1.41)        (.53)         .46         (.36)

Less distributions:

Distributions from realized gains                                    --        (2.19)        (.28)        (.71)       (1.56)

Net asset value, end of period                                    $6.01       $ 6.24       $ 9.84       $10.65       $10.90

Ratios/supplemental data

Net assets, end of period (in millions)                             $35          $43          $82         $153         $141

Ratio of expenses to average daily net assets(c)                  1.95%(d)     1.83%        1.80%        1.82%        1.79%

Ratio of net investment income (loss)
     to average daily net assets                                 (1.49%)(d)    (.98%)      (1.08%)      (1.30%)      (1.04%)

Portfolio turnover rate (excluding short-term securities)           40%         115%         243%         188%         145%

Total return(e)                                                  (3.69%)     (14.49%)      (4.97%)        4.65%      (3.16%)

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
15   AXP DISCOVERY Fund -- SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended July 31,                                       2002(f)      2001         2000(b)

Net asset value, beginning of period                              $6.23       $ 9.84       $10.53

Income from investment operations:

Net investment income (loss)                                         --         (.08)        (.02)

Net gains (losses) (both realized and unrealized)                  (.23)       (1.34)        (.67)

Total from investment operations                                   (.23)       (1.42)        (.69)

Less distributions:

Distributions from realized gains                                    --        (2.19)          --

Net asset value, end of period                                    $6.00       $ 6.23       $ 9.84

Ratios/supplemental data

Net assets, end of period (in millions)                             $--          $--          $--

Ratio of expenses to average daily net assets(c)                  2.07%(d)     1.83%        1.80%(d)

Ratio of net investment income (loss)
     to average daily net assets                                 (1.63%)(d)   (1.01%)       (.97%)(d)

Portfolio turnover rate (excluding short-term securities)           40%         115%         243%

Total return(e)                                                  (3.69%)     (14.63%)      (6.55%)

Class Y

Per share income and capital changes(a)

Fiscal period ended July 31,                                       2002(f)      2001         2000         1999         1998

Net asset value, beginning of period                              $6.74       $10.33       $11.07       $11.20       $13.03

Income from investment operations:

Net investment income (loss)                                         --         (.01)        (.04)        (.05)        (.03)

Net gains (losses) (both realized and unrealized)                  (.23)       (1.39)        (.42)         .63         (.24)

Total from investment operations                                   (.23)       (1.40)        (.46)         .58         (.27)

Less distributions:

Distributions from realized gains                                    --        (2.19)        (.28)        (.71)       (1.56)

Net asset value, end of period                                    $6.51       $ 6.74       $10.33       $11.07       $11.20

Ratios/supplemental data

Net assets, end of period (in millions)                              $1           $1           $8          $83          $83

Ratio of expenses to average daily net assets(c)                  1.00%(d)      .86%         .87%         .96%         .96%

Ratio of net investment income (loss)
     to average daily net assets                                  (.54%)(d)    (.14%)       (.11%)       (.44%)       (.22%)

Portfolio turnover rate (excluding short-term securities)           40%         115%         243%         188%         145%

Total return(e)                                                  (3.41%)     (13.57%)      (4.08%)        5.55%      (2.34%)

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Six months ended Jan. 31, 2002 (Unaudited).

-------------------------------------------------------------------------------
16   AXP DISCOVERY Fund -- SEMIANNUAL REPORT

Investments in Securities

AXP Discovery Fund, Inc.

Jan. 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.7%)
Issuer                                Shares                   Value(a)

Aerospace & defense (1.4%)
Aeroflex                              56,700(b)                $974,106
Alliant Techsystems                   14,500(b)               1,290,500
BE Aerospace                          54,000(b)                 432,000
Titan                                 23,000(b)                 513,820
Total                                                         3,210,426

Airlines (1.1%)
AirTran Holdings                      85,000(b)                 550,800
Atlantic Coast Airlines Holdings      49,000(b)               1,340,150
UAL                                   47,000                    690,900
Total                                                         2,581,850

Automotive & related (1.5%)
BorgWarner                            19,000                  1,052,600
Dollar Thrifty Automotive Group       42,000(b)                 632,940
Dura Automotive Systems Cl A          70,000(b)                 829,500
Group 1 Automotive                    24,000(b)                 690,000
Smith (AO)                            14,550                    360,404
Total                                                         3,565,444

Banks and savings & loans (3.0%)
Boston Private Financial Holdings     21,700                    461,776
Dime Community Bancshares             26,100                    752,985
Downey Financial                      20,800                    956,800
East West Bancorp                     25,200                    660,240
First Midwest Bancorp                 35,263                  1,010,990
Greater Bay Bancorp                   34,000                    943,840
Irwin Financial                       21,000(d)                 336,000
R & G Financial Cl B                  37,000(c)                 657,819
Silicon Valley Bancshares             16,685(b)                 384,089
Sterling Bancshares                   37,000                    488,400
Wintrust Financial                    17,000                    509,830
Total                                                         7,162,769

Beverages & tobacco (0.5%)
Constellation Brands                   8,262(b)                 395,502
Standard Commercial                   48,200                    882,060
Total                                                         1,277,562

Building materials & construction (2.9%)
Building Materials Holding            12,000(b)                 169,080
D.R. Horton                           12,000                    449,280
Dal-Tile Intl                         69,200(b)               1,596,444
EMCOR Group                           16,000(b)                 764,800
Louisiana-Pacific                    131,000                  1,131,840
M.D.C. Holdings                       19,100                    766,483
NVR                                    3,700(b)                 887,889
Ryland Group                          12,900                  1,010,199
Total                                                         6,776,015

Chemicals (2.3%)
Cambrex                               18,500                    813,075
Cytec Inds                            29,800(b)                 708,942
Fuller (HB)                           26,000                    704,080
Georgia Gulf                          44,000                    875,600
OM Group                              18,600                  1,244,340
Stericycle                             8,000(b)                 456,000
Wellman                               47,800                    640,520
Total                                                         5,442,557

Communications equipment & services (3.7%)
AirGate PCS                           17,000(b)                 346,800
Arris Group                           72,000(b)                 662,400
Commonwealth
     Telephone Enterprises            39,800(b)               1,587,622
General Communication Cl A            65,000(b)                 560,950
InterVoice-Brite                      14,000(b)                 134,120
Leap Wireless Intl                    53,700(b)                 627,753
Management Network Group              18,000(b)                 119,700
Optical Communication Products        35,000(b)                 104,300
Orbital Sciences                      47,000(b)                 253,800
Plantronics                           40,000(b)                 909,600
Powerwave Technologies                48,000(b)                 885,120
Proxim                                93,122(b,d)               516,827
REMEC                                 73,450(b)                 738,173
Telular                               15,000(b)                 111,600
Tollgrade Communications              11,000(b)                 272,470
UbiquiTel                             85,500(b)                 353,115
US Unwired Cl A                       62,000(b)                 473,060
Total                                                         8,657,410

Computer software & services (0.6%)
Edwards (JD) & Co                     53,000(b)                 823,620
Novell                               128,000(b)                 669,440
Total                                                         1,493,060

Computers & office equipment (12.9%)
Actuate                              107,000(b)                 706,200
Adaptec                               25,000(b)                 443,750

See accompanying notes to investments in securities.

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17   AXP DISCOVERY Fund -- SEMIANNUAL REPORT

Issuer                                Shares                   Value(a)

Computers & office equipment (cont.)
Alloy                                 28,000(b)                $602,000
ANSYS                                 22,000(b)                 493,680
Aspen Technology                      33,000(b)                 656,700
Aware                                 34,000(b)                 248,880
BARRA                                 25,300(b)               1,409,463
Black Box                             22,050(b)               1,162,256
CACI Intl Cl A                        30,000(b)               1,088,970
Ciber                                 24,000(b)                 277,200
Cognizant Technology Solutions        38,000(b)               1,394,980
Computer Network Technology            7,000(b)                 149,870
Concurrent Computer                   27,000(b)                 382,320
DiamondCluster Intl Cl A              33,000(b)                 383,460
Digital Lightwave                     28,000(b)                 180,600
Digital River                          7,000(b)                 132,020
Documentum                            14,000(b)                 283,220
Engineered Support Systems            15,000                    527,250
HNC Software                          41,600(b)                 680,160
I-many                                76,000(b)                 636,880
IKON Office Solutions                151,000                  2,094,369
Inforte                               10,000(b)                 100,000
Inrange Technologies Cl B             49,000(b)                 647,290
Inter-Tel                             30,000                    665,700
Intermagnetics General                38,030(b)                 936,679
Interwoven                            34,000(b)                 243,440
JDA Software Group                    32,000(b)                 897,280
Kronos                                15,450(b)                 834,300
Manhattan Associates                  29,600(b)                 789,136
McData Cl B                           15,000(b,d)               394,500
Mercury Computer Systems              23,000(b)                 836,280
Merix                                 36,200(b)                 684,542
MetaSolv                              52,000(b)                 344,760
Netegrity                             43,900(b)                 687,035
NetIQ                                 23,000(b)                 690,000
NetScout Systems                      16,000(b)                 146,880
Planar Systems                        38,000(b)                 699,200
Pomeroy Computer Resources             8,000(b)                 107,920
Rainbow Technologies                  38,000(b)                 438,140
Read-Rite                             65,000(b)                 226,200
Register.com                          54,000(b)                 501,660
RSA Security                          30,911(b)                 346,512
SeaChange Intl                        15,000(b)                 426,750
Secure Computing                      60,000(b)               1,113,000
SERENA Software                       27,000(b)                 682,020
Stellent                              38,809(b)                 927,923
Systems & Computer Technology         12,000(b)                 113,280
THQ                                   12,000(b)                 540,480
Varian                                46,600(b)               1,640,320
WatchGuard Technologies               25,000(b)                 153,750
Total                                                        30,749,205

Electronics (12.3%)
Actel                                 34,400(b)                 727,560
Alpha Inds                            47,099(b)                 991,905
Anixter Intl                          19,300(b)                 553,910
August Technology                     39,300(b)                 345,840
Axcelis Technologies                  51,100(b)                 702,114
AXT                                   51,000(b)                 561,000
Brooks Automation                     15,000(b)                 733,950
C&D Technologies                      41,000                    856,900
Cirrus Logic                          39,300(b)                 741,984
DDi                                   53,000(b)                 572,400
Elantec Semiconductor                 24,050(b)                 981,000
Electro Scientific Inds               10,500(b)                 328,335
Entegris                             117,400(b)               1,319,576
Exar                                   51,400(b)              1,207,900
Foundry Networks                      29,000(b)                 223,880
Harman Intl Inds                      41,610                  1,964,823
Helix Technology                      49,000                  1,010,380
Integrated Circuit Systems            13,000(b)                 313,950
Itron                                 15,000(b)                 413,250
IXYS                                  18,000(b)                 171,360
Microsemi                             28,000(b)                 539,000
Microtune                             38,000(b)                 819,660
Newport                               29,600                    700,336
Oak Technology                        79,100(b)               1,285,375
Park Electrochemical                  35,000                    927,500
Photronics                            41,000(b)               1,426,390
Pioneer-Standard Electronics          11,000                    138,930
Plexus                                46,100(b)               1,122,535
Rudolph Technologies                  16,000(b)                 577,280
SBS Technologies                      45,000(b)                 688,500
Technitrol                            37,394                    931,111
Therma-Wave                           37,000(b)                 456,580
Three-Five Systems                    32,000(b)                 448,000
TranSwitch                           125,000(b)                 488,750
TriQuint Semiconductor                44,000(b)                 484,440
TTM Technologies                      11,000(b)                 105,050
Varian Medical Systems                42,220(b)               1,663,468
Veeco Instruments                     29,000(b)               1,007,460
XICOR                                 43,000(b)                 374,100
Zoran                                 15,000(b)                 452,250
Total                                                        29,358,732

Energy (2.6%)
Brown (Tom)                           27,000(b)                 665,550
Chesapeake Energy                    161,200(b)                 949,468
FuelCell Energy                       23,000(b)                 366,390
Pogo Producing                        31,300                    796,898
Stone Energy                          21,900(b)                 754,674
Swift Energy                          46,000(b)                 816,500

See accompanying notes to investments in securities.

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18   AXP DISCOVERY Fund -- SEMIANNUAL REPORT

Issuer                                Shares                   Value(a)

Energy (cont.)
Vintage Petroleum                     82,000                   $957,760
XTO Energy                            60,000                    971,400
Total                                                         6,278,640

Energy equipment & services (1.7%)
Headwaters                            72,200(b)                 934,990
Lone Star Technologies                38,700(b)                 582,435
Patterson-UTI Energy                  42,400(b)                 919,232
Powell Inds                           25,000(b)                 480,500
Pride Intl                            30,627(b)                 399,682
Remington Oil & Gas                   38,000(b)                 609,140
Total                                                         3,925,979

Financial services (1.8%)
Affiliated Managers Group             19,400(b)               1,334,332
BOK Financial                         15,000                    470,700
Doral Financial                       23,200                    821,280
Metris Companies                      15,000(d)                 213,750
Raymond James Financial               42,500                  1,424,600
Total                                                         4,264,662

Food (1.3%)
American Italian Pasta Cl A           30,000(b)               1,230,000
Fleming Companies                     11,000(d)                 225,720
Green Mountain Coffee                 15,600(b)                 363,792
Performance Food Group                31,714(b)               1,211,475
Total                                                         3,030,987

Furniture & appliances (0.6%)
Briggs & Stratton                      7,300                    311,345
Ethan Allen Interiors                 25,100                  1,000,988
Total                                                         1,312,333

Health care (11.1%)
Advanced Tissue Sciences              82,000(b)                 344,400
Array BioPharma                       41,000(b)                 512,500
Bruker Daltonics                      26,000(b)                 369,720
CardioDynamics Intl                   56,000(b)                 324,800
Cell Therapeutics                     33,000(b)                 716,760
Cephalon                              18,000(b)               1,180,440
Cooper Companies                      23,000                  1,077,550
Cubist Pharmaceuticals                 7,000(b)                 125,510
Diagnostic Products                   30,500                  1,196,515
Diversa                                9,000(b)                 108,000
First Horizon Pharmaceutical          27,000(b)                 782,460
ILEX Oncology                         29,350(b)                 675,050
Integra LifeSciences Holdings         19,700(b)                 610,897
InterMune                             17,000(b,d)               722,500
Isis Pharmaceuticals                  35,200(b)                 612,480
Lumenis                               25,000(b,c,d)             447,500
Medicis Pharmaceutical Cl A            8,000(b)                 463,680
Mentor                                40,000                  1,309,600
Myriad Genetics                       13,200(b)                 559,680
Nabi                                  60,000(b)                 555,000
Neurocrine Biosciences                21,000(b)                 873,810
Noven Pharmaceuticals                 60,300(b)                 984,699
NPS Pharmaceuticals                   23,000(b)                 690,000
Priority Healthcare Cl B              43,000(b)               1,263,770
Regeneron Pharmaceuticals             25,400(b)                 629,920
Respironics                           44,000(b)               1,279,520
SangStat Medical                      33,000(b)                 589,710
Scios                                 42,800(b)                 983,544
Serologicals                          54,000(b)               1,105,326
SRI/Surgical Express                  25,450(b)                 444,103
STERIS                                89,000(b)               1,637,600
Techne                                39,010(b)               1,197,997
Telik                                 65,800(b)                 723,800
Theragenics                           31,000(b)                 274,040
Transgenomic                          25,450(b)                 248,392
Versicor                              14,000(b)                 268,800
Zoll Medical                          18,000(b)                 649,260
Total                                                        26,539,333

Health care services (6.0%)
AdvancePCS                            41,000(b)               1,265,670
AmeriPath                             43,000(b)               1,289,140
Apria Healthcare Group                43,000(b)               1,053,500
ArQule                                36,100(b)                 477,964
Gene Logic                            35,000(b)                 552,300
IMPATH                                20,000(b)                 755,000
LifePoint Hospitals                   28,200(b)                 983,898
Magellan Health Services             106,000(b)                 667,800
Mid Atlantic Medical Services         72,000(b)               1,803,600
Orthodontic Centers of America        35,000(b)                 904,750
Pediatrix Medical Group               24,000(b)                 801,600
Province Healthcare                   15,000(b)                 520,800
Stewart Enterprises Cl A             113,000(b)                 682,520
Triad Hospitals                       27,500(b)                 871,750
U.S. Physical Therapy                 48,500(b)                 801,259
XOMA                                  66,000(b)                 736,560
Total                                                        14,168,111

Household products (0.5%)
Direct Focus                          31,400(b)               1,121,294

Industrial equipment & services (3.1%)
AGCO                                  28,500                    427,785
Albany Intl Cl A                      23,000                    531,070
Clarcor                               17,000                    458,150
CoorsTek                              31,000(b)                 894,350
Donaldson                             13,000                    481,130
FLIR Systems                          10,000(b)                 456,600

See accompanying notes to investments in securities.

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19   AXP DISCOVERY Fund -- SEMIANNUAL REPORT

Issuer                                Shares                   Value(a)

Industrial equipment & services (cont.)
IDEX                                  38,000                 $1,292,000
Manitowoc                             36,000                  1,200,600
Modine Mfg                            24,000                    608,400
Nordson                                6,900                    182,505
Terex                                 46,000(b)                 770,500
Total                                                         7,303,090

Insurance (1.9%)
Brown & Brown                         33,000                  1,146,750
Fidelity Natl Financial               30,750                    765,983
Hilb, Rogal & Hamilton                10,000                    367,500
Scottish Annuity & Life Holdings      35,300(c)                 603,630
StanCorp Financial Group              23,200                  1,179,720
Triad Guaranty                         9,800(b)                 389,060
Total                                                         4,452,643

Leisure time & entertainment (2.5%)
Activision                            16,500(b)                 433,620
Aztar                                 41,945(b)                 810,377
GTECH Holdings                        26,000(b)               1,323,660
Handleman                             69,600(b)                 826,848
Polaris Inds                           8,000                    455,200
Shuffle Master                        26,500(b)                 483,625
Topps                                159,000(b)               1,539,120
Total                                                         5,872,450

Media (3.0%)
ADVO                                  20,000(b)                 761,800
Donnelley (RH)                        42,500(b)               1,177,675
Emmis Communications Cl A             35,200(b)                 767,360
Harland (John H)                      40,000                    978,000
Information Resources                 16,000(b)                 135,840
Insight Communications                44,000(b)                 958,320
Journal Register                      55,000(b)               1,097,800
Price Communications                  37,300(b)                 715,787
Scholastic                             8,760(b)                 434,408
Total                                                         7,026,990

Metals (0.9%)
Carpenter Technology                  26,000                    598,780
RTI Intl Metals                       54,750(b)                 551,880
Titanium Metals                       69,000(b)                 242,880
Worthington Inds                      50,000                    739,000
Total                                                         2,132,540

Miscellaneous (1.9%)
ArvinMeritor                          17,000                    408,850
Cell Genesys                          15,000(b)                 253,650
Corporate Executive Board             15,000(b)                 482,850
Harvard Bioscience                    30,000(b)                 233,700
JAKKS Pacific                         33,000(b)                 668,250
JNI                                   30,000(b)                 219,600
Learning Tree Intl                    25,000(b)                 627,500
Terayon Communication Systems         97,000(b,d)               677,060
Titan Pharmaceuticals                 28,000(b)                 196,000
Trimeris                               6,000(b)                 216,600
UCBH Holdings                         15,500                    477,400
Witness Systems                       10,000(b)                 128,000
Total                                                         4,589,460

Multi-industry conglomerates (2.7%)
Applied Films                          8,650(b)                 251,715
Argosy Gaming                         20,600(b)                 761,788
Corinthian Colleges                   26,000(b)               1,140,880
Electronics for Imaging               32,000(b)                 654,720
FTI Consulting                        16,500(b)                 494,010
Gladstone Capital                     22,600                    406,574
Global Payments                       21,000                    754,320
MPS Group                            119,000(b)                 868,700
Stewart & Stevenson Services          38,000                    665,000
YORK Intl                              8,200                    311,764
Total                                                         6,309,471

Restaurants & lodging (1.2%)
Cheesecake Factory (The)              18,155(b)                 651,765
P.F. Chang's China Bistro             24,000(b,d)             1,392,720
RARE Hospitality Intl                 30,600(b)                 817,632
Total                                                         2,862,117

Retail (5.6%)
AnnTaylor Stores                      36,100(b)               1,398,875
Circuit City
     Stores-CarMax Group              65,000(b)               1,369,550
Copart                                20,850(b)                 471,210
Daisytek Intl                         10,000(b)                 143,000
Deb Shops                             21,600                    577,800
Dillard's Cl A                        47,000                    675,860
Duane Reade                           34,000(b)                 984,300
Gart Sports                           33,600(b)                 771,120
Hancock Fabrics                       29,000                    430,070
Michaels Stores                       14,000(b)                 490,000
NBTY                                  26,000(b)                 395,720
Pacific Sunwear of California         16,000(b)                 367,680
Phillips-Van Heusen                   35,000                    430,500
priceline.com                         41,000(b)                 258,300
Rent-A-Center                         18,000(b)                 677,160
ShopKo Stores                         78,000(b)                 948,480
Tweeter Home
     Entertainment Group               8,200(b)                 232,060
Wet Seal Cl A                         35,175(b)                 947,966

See accompanying notes to investments in securities.

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20   AXP DISCOVERY Fund -- SEMIANNUAL REPORT

Issuer                                Shares                   Value(a)

Retail (cont.)
Whole Foods Market                    11,000(b)                $470,800
Zale                                  24,884(b)               1,130,978
Total                                                        13,171,429

Textiles & apparel (1.0%)
Chico's FAS                           36,750(b)               1,100,663
Genesco                               20,000(b)                 507,600
Hot Topic                             26,000(b)                 871,780
Total                                                         2,480,043

Transportation (1.4%)
Arkansas Best                         21,900(b)                 660,285
Forward Air                           15,000(b)                 435,000
Heartland Express                     20,800(b)                 729,040
Landstar System                       16,900(b)               1,467,089
Total                                                         3,291,414

Utilities -- electric (1.6%)
El Paso Electric                      67,226(b)                 944,525
Idacorp                               37,000                  1,400,080
PNM Resources                         56,000                  1,512,560
Total                                                         3,857,165

Utilities -- gas (1.1%)
Energen                               45,000                  1,030,500
Kirby                                 23,000(b)                 630,200
Western Gas Resources                 30,000                    918,000
Total                                                         2,578,700

Total common stocks
(Cost: $230,402,953)                                       $226,843,881

Short-term securities (6.6%)
Issuer                    Annualized          Amount           Value(a)
                       yield on date      payable at
                         of purchase        maturity

U.S. government agencies (5.7%)
Federal Home Loan Bank Disc Nt
     04-03-02                 1.71%         $500,000           $498,560
Federal Home Loan Mtge Corp Disc Nts
     02-25-02                 1.69         1,300,000          1,298,455
     02-25-02                 1.71           500,000            499,406
     02-28-02                 1.89         1,000,000            998,713
     03-12-02                 1.59         2,500,000          2,495,582
     04-04-02                 1.73         1,300,000          1,296,194
     04-11-02                 1.68           900,000            897,068
     04-25-02                 1.68         1,700,000          1,693,338
Federal Natl Mtge Assn Disc Nts
     02-11-02                 1.75           300,000            299,840
     02-15-02                 1.72           500,000            499,642
     03-28-02                 1.57         3,000,000          2,992,461
Total                                                        13,469,259

Commercial paper (0.9%)
General Electric Capital
     02-01-02                 1.93         1,100,000          1,099,941
Societe Generale North America
     02-13-02                 3.35         1,000,000            999,303
Total                                                         2,099,244

Total short-term securities
(Cost: $15,568,714)                                         $15,568,503

Total investments in securities
(Cost: $245,971,667)(e)                                    $242,412,384

Notes to investments in securities
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)   Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2002, the value of foreign securities represented 0.7% of net assets.
(d) Security is partially or fully on loan. See Note 5 to the financial statements.
(e) At Jan. 31, 2002, the cost of securities for federal income tax purposes was approximately $245,972,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                               $ 26,120,000
      Unrealized depreciation                                (29,680,000)
                                                             -----------
      Net unrealized depreciation                           $ (3,560,000)
                                                            ------------

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21   AXP DISCOVERY Fund -- SEMIANNUAL REPORT

AXP Discovery Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INDYX        Class B: IDIBX
Class C: N/A          Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD.
American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                        S-6458 R (4/02)